Fees Summary	May 03, 2023 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,085.42
Total Fee Amount	3,085.42
Total Transaction Valuation	27,998,389.38
Total Offset Amount	0.00
Net Fee	$ 0.00